Note 8 - Goodwill and Other Intangible Assets (Details) - Estimated Aggregate Amortization Expense of Intangible Assets In Thousands, unless otherwise specified	Mar. 31, 2014 USD ($)	Mar. 31, 2014 JPY (¥)
Estimated Aggregate Amortization Expense of Intangible Assets [Abstract]
2015	$ 3,855	¥ 397,031
2016	3,768	388,014
2017	3,695	380,496
2018	3,549	365,460
2019	$ 3,451	¥ 355,410